Ticker: STSA Spokane, Washington Investor Update Second Quarter 2010 Results Sandler O’Neill + Partners Seattle, Wash. September 22, 2010 Exhibit 99.1

Safe Harbor
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."

In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”)
(1)
. Forward-looking statements, including those relating to our position and strategy as a result of our recapitalization transactions discussed herein, involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control and actual results may differ from management’s view and our projected financial results.  For example, our strategy of acquiring troubled institutions in FDIC-assisted transactions is subject to the risk that we remain not qualified to bid or are otherwise prohibited by regulators from bidding. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of the company achieving results suggested by any forward-looking statements may be found in the Company’s 10-K, 10-Q and other SEC filings, including under the headings “Risk Factors”
and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
This presentation contains certain Non-GAAP financial measures.  Reconciliations to the comparable GAAP measures are set forth on page 11.

Recent Developments and Strategic Vision
Leading regional community banking franchise
Successful $730 million capital infusion (PIPES) – Aug. 26, 2010
Anchor investors Thomas H. Lee and Warburg Pincus, LLC.
Shareholder meeting to increase shares/reverse split
144A registration of new shares
Enhanced governance with additions to board and management
Relationship focus: consumer and commercial banking
Reduction in high-risk assets and non-performing loans
Improved core earnings power
Improved regulatory relations
Resources are in place for bank growth

Leading Banking Franchise
Extensive Footprint Across the Pacific Northwest
(1)
Largest commercial bank, by assets,
headquartered in the Pacific
Northwest
(1)
$7.2 billion of deposits with an
average cost of 1.36%
Retail deposit growth of 4% during
first half of 2010
Over 25,000 commercial accounts
and nearly 200,000 retail accounts
Serves small - to medium-sized
businesses
Over 100 relationship bankers
J.D. Power and Associates award
winner for customer service
(2)
178 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of June 30,2010.  Deposit market share data as of June 30, 2009.
(1)  Pacific Northwest defined as Idaho, Oregon, and Washington.
(2)  J.D. Power and Associates 2010 Retail Banking Satisfaction Study
(3)  Deposit market share data as of 6/30/2009
(4)  Does not include former Golf Savings Bank branch
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Stockton
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Walla
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 6/30/2010
(billions)
Total assets: $9.7
Total deposits 7.2
Net Loans 6.1
Deposit Market Share
(1)
State Branches (4) Rank Market Share
Washington 72 7 4.12%
Oregon 67 7 3.71%
California 13 53 0.11%
Idaho 18 11 2.97%
Montana 8 14 1.39%

Pro Forma Capitalization
Recapitalization in excess of “well-capitalized” levels
Fortifies Sterling balance sheet
Positions the company for future profitability and growth
Establishes potential for additional consolidation in the Pacific
Northwest
(1)
6/30/2010
Pro Forma
Recapitalization Peer Median
(3)
Tier 1 Leverage:
2.0% 10.4% 9.2%
TCE / TA:
NM 8.4% 6.6%
Tier 1 Common / RWA:
NM 12.5% 9.1%
Tier 1 Risk-Based Capital:
3.0% 16.1% 12.4%
Total Risk-Based Capital:
5.8% 17.4% 14.3%
Source: SNL Financial and company filings.  Sterling financial data as of June 30, 2010.  Peer group data as of most recent quarter available.
(1)  Pacific Northwest defined as Oregon, Idaho and Washington. Ability to bid in these transactions subject to termination of order / agreements with regulators and qualification.
(2)  Pro forma capital ratio analysis assumes net proceeds of $685 million, 0% risk-weighting on cash and securities, average leveraged assets increase by 1/3 of net proceeds after repayment of $100 million of borrowings, full conversion of all preferred stock issued in this transaction to common equity and TARP exchange.
(3)  Peers includes all U.S. depository institutions with $7 billion - $25 billion in assets.
Pro Forma Capital Ratios (2)

Improvements to Management and Governance
Leadership changes at board and bank level driving cultural and operational transformation
Post recapitalization board will include 9 to 11 directors
Executive Management Team New Board Members
Les Biller–Non-Executive Chairman
Former Vice Chairman and Chief Operating
Officer of Wells Fargo & Co.
David Coulter–Warburg Pincus Board
Representative
Former Chairman and CEO of BankAmerica
Corporation and former Vice Chairman of
JP Morgan Chase & Co.
Scott Jaeckel–THL Board
Representative
Currently a Director of Ceridian Corp.,
MoneyGram Intl., Sedgwick CMS Holdings
and Warner Music Group
Greg Seibly–President & CEO
Former President of U.S. Bank California,
Commercial Banking – Wells Fargo and
Bank of America
Ezra Eckhardt–Chief Operating Officer
Management at Honeywell and Microsoft
Dan Byrne–Chief Financial Officer
David DePillo– Acting Chief Credit
Officer
(1)
Former Vice Chairman, President and COO
of Commercial Capital Bancorp, credit and
operating experience at H.F. Ahmanson,
and former Vice Chairman of the Board of
Fremont General Corporation

(1) Pending regulatory approval

Deposit Composition
Focus on Continued Development of Core Deposit Franchise
Deposit Breakdown
Balance of $7,241 million as of June 30, 2010
Time Deposits -
Retail, $3,402
(47%)
Savings and
Money Market
Demand, $1,627
(22%)
Noninterest-
Bearing
Transaction,
$980 (14%)
Interest-Bearing
Transaction,
$771 (11%)
Time Deposits -
Brokered, $461
(6%)
$ millions
Source: Company filings.
(1) Includes certain interest-bearing, noninterest-bearing and savings and money market demand deposits.

Overall improvement in deposit mix leading to
lower cost of deposits
Increased retail deposits by $59 million to $6,097
million from Q1 2010 to Q2 2010; retail deposits
up $217 million over 2009 year-end balance
Decreased brokered deposits by $619 million since
year end 2009 to $461 million; brokered deposits
have decreased by $1,061 million in the last 12
months
Total liquidity of $2,035 million with off balance
sheet at $802 million and on balance sheet at
$1,233 million
Deposit Balances
Source: SNL Financial, company filings and J.D. Power and Associates 2010 Retail Banking Satisfaction Study.
(1)  Peers include: BANR, CATY, CYN, CVBF, FTBK, GBCI, PCBC, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.
($ in millions)
06/30/09 12/31/09 06/30/10
Annual
% Change
Retail Deposits $6,063 $5,879 $6,097 1%
Brokered Deposits 1,522 1,080 461 (70%)
Public Funds 719 816 683 (5%)
Total Deposits $8,304 $7,775 $7,241 (13%)
Annual
Difference
Avg. Cost of Deposits 2.08% 1.76% 1.36% (72bps)
Net Loans to Deposits 102% 94% 85% (17.0%)
Reducing Average Cost of Deposits (%) (1)
2.89%
2.80%
2.35%
2.08%
1.97%
1.45%
1.36%
2.57%
2.64%
2.17%
1.76%
1.69%
1.68%
1.46%
0.87%
0.88%
1.76%
2.70%
3.28%
3.65%
3.71% 3.76%
3.72%
1.33%
1.20%
1.07%
2.50%
2.50%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
Q1
'07
Q2
'07
Q3
'07
Q4
'07
Q1
'08
Q2
'08
Q3
'08
Q4
'08
Q1
'09
Q2
'09
Q3
'09
Q4
'09
Q1
'10
Q2
'10
  STSA   Peers Average
2Q 2010 Y-o-Y Improvement: (72bps)

Northern California
Multi-family RE, $460
(7%)
CRE, NOO, $1,367 (22%)
CRE, OO, $1,375 (21%)
C&I, $644 (10%)
Construction -
Residential, $381 (6%)
Residential RE, $778
(12%)
Construction -
Commercial, $419 (7%)
Construction - Multi-
family, $159 (2%)
Consumer, $828 (13%)
Loan Portfolio Summary
Reducing Construction and Focusing on Relationship-Based Lending
Gross loans decreased $636 million during Q2 2010 and $2.3 billion since Q2 2009 –
reductions of 9% and 26%, respectively
Construction loans decreased 25% to $959 million during the second quarter – represents
15% of total loans at 6/30/2010
Residential construction concentration reduced to 6% at Q2 2010 from 14% at Q2 2009
Loan Mix by Category Loan Mix by Geography
Other $119 (2%)
$1,082
(17%)
Southern
California $213
(3%)
Idaho $408
(6%)
Arizona $288
(4%)
Montana $128
(2%)
Washington
$2,490 (40%)
Oregon $1,683
(26%)
$ millions
$ millions
Source: Company filings
(1)  Net of $482.3 million in FAS 114 writedowns and specific reserves

Outstanding balance of $6.4 billion as of June 30, 2010 (1)
Outstanding balance of $6.4 billion as of June 30, 2010 (1)

Improving Loan Portfolio Credit Metrics
Credit Quality Improving
Classified loans decreased steadily since Q1 2010
Reduced 17% from $1.5 billion at Q1 2010 to $1.3 billion
Non-performing loans peaked in Q1  2010
Quarter-over-quarter reduction of $75 million, or 8%
Non-performing loans carried at 61% as of 6/30/2010
$464 million of FAS 114 writedowns with $18 million FAS 114 specific reserve
Total delinquency down 17% or $135 million from first quarter
Non-Performing Loans Classified Loans
$1,251
$1,512
$1,557
$1,169
$1,000
$1,250
$1,500
$1,750
$2,000
Q3 2009 Q4 2009 Q1 2010 Q2 2010
$747
$896
$959
$884
$500
$600
$700
$800
$900
$1,000
Q3 2009 Q4 2009 Q1 2010 Q2 2010

$ millions $ millions

Core Earnings Drivers
NIM Expansion
Asset Quality
Balance Sheet
Management
Other
Reduced reliance on high-cost brokered deposits
Focus on driving average cost of deposits down towards peer median of
0.88%
(1)
Operational efficiencies by reducing overhead and duplicative functions
(2)
(1)  Source: SNL Financial. Peers include: BANR, CATY, CYN, CVBF, FTBK, GBCI, PCBC, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers. Data as of most recent period.
(2)  Includes headcount reduction, core systems conversion,and other efficiencies.

Ability to fully recognize deferred tax asset
Elimination of non-recurring expenses including professional services and advisory fees
Lower DIF premium as a result of the recapitalization
Fully leverage branch network and relationship bankers
Much of the credit pain has been taken through write downs, charge-offs
Recoveries and release of excess reserves will provide a boost to earnings
Deploy cash on balance sheet to enhance yield
Continue to dispose of low quality assets to improve ROA

Pre-Tax, Pre-Provision Earnings Power
Execution of Strategic Plan Positions STSA to Generate Strong Normalized Earnings
Current earnings power is masked by credit losses, NPL drag and costs related to OREO and professional services
Execution of Sterling’s strategic plan is expected to result in lower non-interest expenses and expansion of net interest margin
Potential upside opportunities:
Reduced deposit insurance program
Consolidation of Golf Savings Bank
Core system conversion
($ millions)
Q1 2010 Q2 2010 1H 2010 Annualized
Pre-Tax Loss $(84.3) $(53.8) $(276.2)
Provision for Loan Losses 88.6 70.8 318.8
OREO Expense 10.9 17.2 56.2
Interest Reversal on NPLs 23.7 20.7 88.8
Professional Services 2.8 0.6 6.6
Loss on Sale of Loans 3.7 1.2 9.6
Gain on Sale of Securities (1.9) (15.3) (34.4)
Adjusted Pre-Tax, Pre-Provision
Earnings
$43.4 $41.3 $169.4
Adjusted PTPP Earnings per Pro
Forma Share
(1)
$0.01 $0.01 $0.04
Source: Company filings
Note: Annualized amounts are not intended to represent forecasts for future results.
(1)  Assumes pro forma shares outstanding of 4,056 million.

Investment Highlights
Executing on our strategic plan
Operating transformation well under way
Strong regional franchise with critical mass
Largest commercial bank headquartered in Washington
Valuable core deposit franchise drives earnings power
Reduction in high-risk assets
Delivering attractive, discounted valuation relative to tangible book value
Strong core earnings power masked by current NPL drag
Further enhanced with full realization of Deferred Tax Asset
Improved credit underwriting with focus on consumer and commercial banking
Pro forma capitalization
Exceeds regulatory levels required for “well-capitalized” status
Providing strengthened corporate governance with enhanced leadership

Appendix 13

Financial / Operating Highlights
Source: Company filings.
Note: This page contains certain non-GAAP financial measures.
(1)  Core deposits defined as total deposits less brokered CDs.
(2)  Adjusted for provision for credit losses, interest reversal on non-performing loans and OREO related expenses.
(3)  Adjusted FTE NIM includes interest reversal on non-performing loans.
($ in millions)
12/31/09 3/31/10 6/30/10
Asset Quality
Total NPAs $987 $1,075 $1,033
Classified Loans 1,559 1,512 1,251
NPAs & 90+ DPD / Assets 9.1% 10.2% 10.6%
ALLL / NPLs 38.3 30.7 30.0
Total Credit Allowance / Total Loans 4.6 4.4 4.3
Net Charge-Offs (NCOs) $272 $137 $102
NCOs / Avg. Loans 6.2% 6.9% 5.5%
Balance Sheet
Total Assets $10,877 $10,555 $9,738
Total Loans 7,878 7,194 6,598
Total Construction Loans 1,516 1,282 959
Securities 2,160 1,970 1,941
Core Deposits
(1)
6,695 6,902 6,780
Gross Loans / Total Deposits 98.9% 92.3% 88.5%
Operating Highlights
Income / (Loss) before Taxes ($325.7) ($84.3) ($53.8)
Loan Loss Provision Expense 340.3 88.6 70.8
Adj. Pre-Tax, Pre-Provision Income
(2)
49.3 43.4 41.3
FTE Net Interest Margin 2.85% 2.86% 2.88%
Adj. FTE Net Interest Margin
(3)
3.60 3.74 3.68

As of or for the Quarter Ended:

Source: Company filings.
Loan Portfolio – Construction Summary
Construction (residential, commercial and multi-family) totals $959 million as of 6/30/2010
Decreased by $324 million during Q2 2010, a 25% decline
Concentration reduced to 15% of gross loan portfolio as of 6/30/2010, down from 25%
as of 6/30/2009
Non-performing construction assets represent 62% of all non-performing assets as of
6/30/2010
94% of commercial construction portfolio re-appraised over the last 12 months
Vertical,
$181,
(47%)
A&D,
$52,
(14%)
Raw land,
$56,
(15%)
Lot,
$93,
(24%)
Outstanding balance of $381 million as of June 30, 2010
Outstanding balance of $578 million as of June 30, 2010
Commercial/Multi-family Construction Mix by Property Type
Residential Construction Mix by Property Type

($ millions)
($ millions)
$159
$142
$93
$66
$36
$30
$17
$35
$0
$40
$80
$120
$160
$200
Multi-family Office,
commercial
Retail, strip
centers
Hotels &
motels
Industrial
warehouse
Retail,
stand-alone
A&D
commercial
Other

Loan Portfolio – CRE Non-Owner Occupied
Includes Multi-family
Non-owner-occupied commercial real estate, including multi-family portfolio totals $1.8 billion as of 6/30/2010
Decreased by $101 million, or 5% year over year
Decrease due to rollover of stabilized performing commercial construction loans
Concentration is 29% of gross loans as of 6/30/2010, up from 22% at 6/30/2009
5% of non-owner occupied CRE loans were non-performing as of 6/30/2010
CRE NOO Loan Mix by Property Type CRE NOO Loan Mix by Geography
N. California,
$505,
(28%)
S. California,
$80,
(4%)
Arizona
$134,
(7%)
Idaho,
$99,
(5%)
Montana,
$14,
(1%)
Other,
$44,
(2%)
Washington,
$569,
(31%)
Oregon,
$383,
(21%)
Source: Company filings.
($ millions)
$460
$402
$245
$232
$211
$159
$119
$0
$100
$200
$300
$400
$500
Multi-family Office &
commercial
Retail & stand-
alone
Industrial
warehouse
Other Retail & strip
centers
Hotels &
motels

($ millions)
Outstanding balance of $1,828 million as of June 30, 2010 Outstanding balance of $1,828 million as of June 30, 2010

Industrial warehouse
Office and commercial
Retail, stand-alone
Hotels & motels
Specific use properties
Other
Office, medical
Agriculture
Single family residence
Land
Care facilities

Loan Portfolio – CRE Owner-Occupied
Includes SBA
Owner-occupied commercial real estate totals $1.4 billion as of 6/30/2010
Decreased by $145 million year over year, a 10% decline
Concentration is 21% of gross loans at Q2 2010
7% of owner-occupied CRE loans were non-performing at 6/30/2010
SBA loans are $123 million, or 9% of total owner-occupied CRE loans at 6/30/2010
CRE OO Loan Mix by Property Type CRE OO Loan Mix by Geography
Outstanding balance of $1,375 million as of June 30, 2010 Outstanding balance of $1,375 million as of June 30, 2010
N. California,
$358,
(26%)
S. California,
$31,
(2%)
Arizona
$97,
(7%) Idaho,
$84,
(6%)
Montana,
$17,
(1%)
Other,
$18,
(1%)
Washington,
$448,
(33%)
Oregon,
$322,
(23%)
Source: Company filings.
($ millions)
$360
$271
$252
$91
$78
$73 $72
$57
$54
$49
$18
$0
$100
$200
$300
$400

($ millions)

CMO
$346
18%
Municipal bonds
$178
9%
MBS
$1,340
70%
Other
$17
1%
Corporate
$25
1%
High-Quality, Low-Risk Investment Portfolio
Freddie Mac
$12
3%
Non-agency
CMO
$67
19%
Ginnie Mae
$267
78%
$1.9 billion investment portfolio
70% FNMA, FHLMC and GNMA pass-throughs
No investment position is considered OTTI as of
6/30/2010
Other = tax credit investment & other
$67 million non-agency CMO portfolio
All are AAA-rated by at least one ratings agency
CMO Portfolio Investment Portfolio
Balance of $346 million as of June 30, 2010
Commentary Commentary
Source: Company filings.
$ millions $ millions

Balance of $1,906 million as of June 30, 2010, excluding
$50 million in unrealized market-to-market gains

Ticker: STSA Spokane, Washington Investor Update Second Quarter 2010 Results Sandler O’Neill + Partners Seattle, Wash. September 22, 2010